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                                                                     EXHIBIT 4.1

                                   CHILDCARE
CN                                NETWORK, INC.
                                     (LOGO)

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


COMMON STOCK                                                                                                  SEE REVERSE FOR
NO PAR VALUE                                                                                                CERTAIN DEFINITIONS

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA                    CUSIP 16871P 10 6

THIS CERTIFIES THAT





is the owner of                                             [SPECIMEN]


                                   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

---------------------------------------------------- CHILDCARE NETWORK, INC. ----------------------------------------------------


transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Joseph G. Slaughter, III                                                             /s/ Ray E. Crowley


                   SECRETARY                     (SEAL)                                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:


BY         FIRST UNION NATIONAL BANK                                                   TRANSFER AGENT
                (CHARLOTTE, NC)                                                         AND REGISTRAR

                                                                                    AUTHORIZED SIGNATURE
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                            CHILDCARE NETWORK, INC.

        The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                  (Cust)                (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act _______________________________
                   in common                                                                (State)
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   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________, Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________


                                     _______________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


                                     ________________________________________
               SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-16.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MULTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.